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                                                                       CONFORMED

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

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                                   FORM 8-K

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                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 30, 1999    .
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                   ATLANTIC RICHFIELD COMPANY                          .
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     (Exact name of registrant as specified in its charter)

                           Delaware                                    .
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         (State or other jurisdiction of incorporation)

                 1-1196                                  23-0371610    .
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        (Commission File Number)                       (IRS Employer
                                                    Identification No.)


  333 South Hope Street, Los Angeles, California             90071     .
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    (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (213) 486-3511    .
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                                Not Applicable                         .
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     At a special shareholder meeting on August 30, 1999, ARCO shareholders approved the Company's proposed combination with BP Amoco. The votes were as follows:


Approval of Merger Agreement with BP Amoco

For              Against        Abstain

246,171,140      6,674,342      1,620,485

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATLANTIC RICHFIELD COMPANY


                                           /s/  ALLAN L. COMSTOCK
                                          ------------------------------
                                          Allan L. Comstock
                                          Vice President and Controller


Dated:  August 30, 1999

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                                 EXHIBIT INDEX


Exhibit No.                       Description
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 99         Press Release, dated August 30, 1999, announcing the approval by
            ARCO shareholders of the proposed combination with BP Amoco.